UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 S. 147th St.  Omaha, NE    68137

(Address of principal executive offices)

(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

1/31

Date of reporting period: 1/31/10

Item 1.  Reports to Stockholders.

GRATIO VALUES FUND (GRVLX)

Annual Report

January 31, 2010

1-877-25-GRATIO

(1-877-254-7284)

www.gratiofunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA/SIPC

Dear Investor,

For the year ending January 31st, 2010, the Gratio Values Fund returned 45.89% versus 33.14% for the S&P 500.

We would like to take this opportunity to discuss the past year’s performance and the factors that contributed most to this performance.

The Fund takes a long-term view on investing.  At a fundamental level, we attempt to buy great companies at discounts to what we believe are their intrinsic values. In most market environments, great businesses are often priced either fairly, or, in many instances, richly. But even great companies experience bouts of instability. Consequently, our investment strategy looks for isolated pockets of these opportunities.

The reasons for our performance in 2009 had their roots in the market environment of 2008, which was anything but a normal year.  At that time, companies good and bad were affected by a massive liquidity squeeze. Institutions and investors of all sizes were in need of cash and sold the assets they had at virtually any cost. This environment spilled over into the early part of 2009.  Happily, we were fortunate enough to have enough cash on hand to be able to seize the opportunity.  As 2008 showed, all asset classes tend to fall in tandem when markets melt down.  Conversely, when the eventual rebound occurs, the best assets rebound the most sharply and quickly, which results in exceptional IRRs (Internal Rate of Return).  In 2009, we focused our efforts on identifying these assets.

I will talk about three notable investments that contributed materially to our performance.  The first, Berkshire Hathaway (BRKB), is arguably the best managed and safest company in America.  Berkshire Hathaway holds a fortress of a balance sheet, dozens of businesses in diversified industries, and, most importantly, a financing mechanism that is market agnostic.  As part of its investment strategy, Berkshire insured an unnamed financial institution against extreme declines in market. These “insurance policies” paid out to the institution that purchased the policy only if the market fell to catastrophic levels at a given point of time far in the future. Although we considered this event to be unlikely, the share price of Berkshire nonetheless was punished along with the rest of the market because extreme fluctuations in the market indices would cause significant GAAP accounting losses for the company.  These “paper losses” would never have to be paid for unless the markets declined precipitously and remained at those levels at some point in the very distant future.  Essentially, the structure of these investments ensured that Berkshire would never have to post cash in the interim.  Taken together, the confluence of a safe structure, a highly improbable event, and a market downturn created an unprecedented opportunity.  Since March, the markets have roared back, Berkshire has completed its largest acquisition to date, and the shares we purchased have nearly doubled in value.  Among mutual funds, we are one of the largest holders of Berkshire as a percentage of the portfolio.

Winthrop Realty Trust (FUR) is a unique investment vehicle that I referenced in previous letters.  Winthrop is what I consider to be a Berkshire-like investment within the Real Estate Investment Trust space.  The opportunity for purchasing FUR began when the company made a misstep in March of 2008 when they were ramping up a Collateralized Debt Obligation (CDO) line just as the market turned. This resulted in a massive write-down of a large investment for the company, and its share price followed.  But by 2009, even after accounting for the complete loss of this investment, FUR was trading at levels that represented its net cash and position in marketable securities alone.  In essence, one could buy FUR so cheap that one would be getting their physical real estate assets for free.  FUR has risen roughly 60% since the March lows, but we think with the excess cash and the impending commercial real estate crisis, Winthrop still has a long way to go.  Winthrop is an excellent example of being able to buy companies for or below their cash value while essentially receiving their other assets for “free.”  These are the kind of risk/reward situations that we look at for the Fund.

The last and arguably most interesting investment for the Fund has been in General Growth Properties. This was a position we added very late in the year, but one we had been monitoring since much earlier. General Growth is one of the two largest high-end mall operators in the United States. The liquidity crisis of 2008 forced General Growth to declare bankruptcy. Unlike most bankruptcies, however, where companies become insolvent (liabilities exceed assets), General Growth just became illiquid.  The vast majority of General Growth’s properties were financed with large mortgage loans.  When the financing markets shut down in late 2008, it was impossible for GGP to refinance these loans.  The situation forced GGP to declare bankruptcy, which allowed the company to “reorganize” itself.  Although in normal bankruptcy situations equity holders are wiped out, with GGP there was enough “value” that it was a virtual certainty that equity holders could hold onto their stakes.  Our only regret with GGP is not acting earlier and with greater conviction.  In May of 2009, GGP equity traded below $3.00 per share.  By the end of the year, it was trading in the $8 range where we purchased it.  GGP has since received a buyout offer valued at $15 per share. We own a substantial position and believe the stock will continue to climb higher as we believe GGP as either a standalone entity or a strategic asset is worth north of $20 per share.  Now, with markets more stable, we are confident shareholders will realize close to full value.

The Fund held substantial amounts of cash during the summer months when the markets rose sharply. GRVLX lagged the major markets during this time and while we were disappointed we believed that a defensive posture was still warranted given the high unemployment, weak performance from banks, and great uncertainty facing the US economy.  The cash allowed us to buffer the Fund’s performance should another downturn have occurred.  Looking forward, we believe the residential housing supply demand imbalance will reach equilibrium this year, banks will reach a better capitalized state, and risk taking will return to the market. Although we believe high unemployment will remain with us for years to come, we are confident that it has reached its peak.  In general, we hate holding cash since its returns are abysmal, but we also hate even more deploying that cash at mediocre investment opportunities.

We strive to find investments that will deliver outsized returns over the next 3-5 years.   Although the markets have rebounded substantially, we believe, many attractive opportunities continue to exist that hold minimal downside risk and high potential reward.  Patience is the most important factor in realizing those returns.

As GRVLX enters its third year, we thank you for your continued confidence in the Fund and look forward to keeping you apprised of our progress over the year.

Regards,

The Gratio Team

Mutual Funds involve risk including loss of principal. An investor should consider the Gratio Fund's investment objective, risks, charges, and expenses carefully before investing. This and other information about the Gratio Funds is contained in the Fund's prospectus, which can be obtained by calling 1-877-254-7284. Please read the prospectus carefully before investing. The Fund is distributed by Northern Lights Distributors, LLC, member FINRA.  Review Code 0345-NLD-3/10/2010

Gratio Values Fund
PORTFOLIO REVIEW
January 31, 2010 (Unaudited)

The Fund's performance figures* for the period ending January 31, 2010, compared to its benchmarks:

	One Year	Since Inception**
Gratio Values Fund	45.89%	6.27%
S&P 500 Total Return Index ***	33.14%	-9.78%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Returns greater than 1 year are annualized.  For performance information current to the most recent month-end, please call 1-877-254-7284.

** Inception date is February 25, 2008

*** The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies.  The Index is widely used by professional investors as a performance benchmark for Large-Cap stocks.  You cannot invest directly in an index.

Top Holdings By Industry	% of Net Assets
REITs	16.9%
Software	12.9%
Insurance	9.7%
Telecommunications	8.1%
Retail	7.8%
Investment Companies	5.2%
Internet	4.4%
Diversified Financial Services	3.8%
Healthcare-Services	3.6%
Holding Companies-Diversified	3.6%
Other, Cash & Cash Equivalents	24.0%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

Gratio Values Fund
PORTFOLIO OF INVESTMENTS
January 31, 2010
Shares		Value

	COMMON STOCK - 90.1%
	CHEMICALS - 1.7%
200	Innophos Holdings, Inc.	$ 3,912

	COMMERCIAL SERVICES - 2.4%
200	Weight Watchers International, Inc.	5,772

	DIVERSIFIED FINANCIAL SERVICES - 3.8%
900	Cowen Group, Inc. *	4,455
279	Virtus Investment Partners, Inc. *	4,567
		9,022
	ELECTRICAL COMPONENTS & EQUIPMENT - 1.3%
200	Graham Corp.	3,176

	ENGINEERING & CONSTRUCTION - 1.8%
230	Tutor Perini Corp. *	4,384

	HEALTHCARE-PRODUCTS - 0.3%
30	SurModics, Inc. *	600

	HEALTHCARE-SERVICES - 3.6%
550	Birner Dental Management Services, Inc.	8,525

	HOLDING COMPANIES-DIVERSIFIED - 3.6%
2,200	Resource America, Inc. - Cl. A	8,426

	INSURANCE - 9.7%
300	Berkshire Hathaway, Inc. - Cl. B *	22,929

	INTERNET - 4.4%
100	Akamai Technologies, Inc. *	2,470
93	j2 Global Communications, Inc. *	1,910
300	NutriSystem, Inc.	6,108
		10,488
	INVESTMENT COMPANIES - 5.2%
1,119	Fifth Street Finance Corp.	12,253

	LEISURE TIME - 1.1%
200	Interval Leisure Group, Inc. *	2,544

	MEDIA - 1.3%
800	Cambium Learning Group, Inc. *	3,152

See accompanying notes to financial statements.

Gratio Values Fund
PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2010
Shares		Value

	MISCELLANEOUS MANUFACTURING - 1.3%
183	John Bean Technologies Corp.	$ 3,018

	OIL & GAS - 0.3%
150	Vaalco Energy, Inc.	635

	PHARMACEUTICALS - 2.6%
300	Pfizer, Inc.	5,598
185	Sucampo Pharmaceuticals, Inc. - Cl. A *	666
		6,264
	REITS - 16.9%
2,035	General Growth Properties, Inc.	18,925
1,701	Winthrop Realty Trust	21,177
		40,102
	RETAIL - 7.8%
100	Aeropostale, Inc. *	3,289
102	American Eagle Outfitters, Inc.	1,621
200	GameStop Corp. - Cl. A *	3,954
300	RadioShack Corp.	5,856
74	Target Corp.	3,794
		18,514
	SOFTWARE - 12.9%
736	DivX, Inc. *	4,136
500	Double-Take Software, Inc. *	5,105
541	Monotype Imaging Holdings, Inc. *	4,885
1,111	Versant Corp. *	16,332
		30,458
	TELECOMMUNICATIONS - 8.1%
800	BigBand Networks, Inc. *	2,512
400	EchoStar Corp. - Cl. A *	7,680
100	InterDigital Communications, Inc. *	2,479
200	NeuStar, Inc. - Cl. A *	4,492
200	USA Mobility, Inc.	2,078
		19,241

	TOTAL COMMON STOCK ( Cost - $194,144)	213,415

See accompanying notes to financial statements.

Gratio Values Fund
PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2010
Shares		Value

	SHORT-TERM INVESTMENTS - 13.2%
10,423	Dreyfus Institutional Reserve Money Fund, 0.00% **	$ 10,423
10,423	Dreyfus Treasury Prime Cash Management, 0.00% **	10,423
10,422	Milestone Treasury Obligations Portfolio, 0.01% **	10,422
	TOTAL SHORT-TERM INVESTMENTS ( Cost - $31,268)	31,268

	TOTAL INVESTMENTS - 103.3% ( Cost - $225,412) (a)	$ 244,683
	OTHER LIABILITIES LESS ASSETS - (3.3)%	(7,717)
	NET ASSETS - 100.0%	$ 236,966

(a) Represents cost for financial purposes. Aggregate cost for federal tax purposes is $226,540, and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
	Unrealized appreciation	$ 26,521
	Unrealized depreciation	(8,378)
	Net unrealized appreciation	$ 18,143

* Non-Income producing security.
** Money market fund; interest rate reflects seven-day effective yield on January 31, 2010.

See accompanying notes to financial statements.

Gratio Values Fund
STATEMENT OF ASSETS AND LIABILITIES
January 31, 2010

ASSETS
Investment securities:
At cost	$ 225,412
At value	$ 244,683
Due from advisor	17,745
Prepaid expenses and other assets	1,651
TOTAL ASSETS	264,079

LIABILITIES
Fees payable to other affiliates	9,059
Due to custodian	380
Distribution (12b-1) fees payable	52
Accrued expenses and other liabilities	17,622
TOTAL LIABILITIES	27,113
NET ASSETS	$ 236,966

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 215,404
Accumulated net investment income	87
Accumulated net realized gain from security transactions	2,204
Net unrealized appreciation of investments	19,271
NET ASSETS	$ 236,966

Shares of beneficial interest outstanding	22,221

Net asset value, offering price and redemption price per share	$ 10.66

See accompanying notes to financial statements.

Gratio Values Fund
STATEMENT OF OPERATIONS
For the Year Ended January 31, 2010

INVESTMENT INCOME
Dividends	$ 3,436
Interest	25
TOTAL INVESTMENT INCOME	3,461

EXPENSES
Administrative services fees	42,637
Accounting services fees	23,815
Transfer agent fees	19,609
Audit fees	13,482
Compliance officer fees	11,295
Trustees' fees and expenses	5,648
Registration fees	5,085
Printing and postage expenses	4,138
Legal fees	2,389
Custodian fees	2,231
Investment advisory fees	1,806
Distribution (12b-1) fees	393
Other expenses	1,668
TOTAL EXPENSES	134,196
Fees waived / expenses reimbursed by the Advisor	(132,068)
NET EXPENSES	2,128

NET INVESTMENT INCOME	1,333

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from security transactions	12,815
Net change in unrealized appreciation on investments	29,158
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	41,973

NET INCREASE IN NET ASSETS FROM OPERATIONS	$ 43,306

See accompanying notes to financial statements.

Gratio Values Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	January 31, 2010	January 31, 2009 (a)
FROM OPERATIONS
Net investment income	$ 1,333	$ 594
Net realized gain (loss) from security transactions	12,815	(409)
Net change in unrealized appreciation (depreciation) on investments	29,158	(9,887)
Net increase (decrease) in net assets resulting from operations	43,306	(9,702)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,824)	-
From net realized gains	(10,218)	-
Net decrease in net assets from distributions to shareholders	(12,042)	-

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	255,560	48,001
Net asset value of shares issued in
reinvestment of distributions to shareholders	11,888	-
Payments for shares redeemed	(100,045)	-
Net increase in net assets from shares of beneficial interest	167,403	48,001

TOTAL INCREASE IN NET ASSETS	198,667	38,299

NET ASSETS
Beginning of Year	38,299	-
End of Year*	$ 236,966	$ 38,299
* Includes accumulated net investment income of:	$ 87	$ 594

SHARE ACTIVITY
Shares Sold	25,314	4,964
Shares Reinvested	1,096	-
Shares Redeemed	(9,153)	-
Net increase in shares of beneficial interest outstanding	17,257	4,964

(a) Gratio Values Fund commenced operations on February 25, 2008.

See accompanying notes to financial statements.

Gratio Values Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the	For the
	Year Ended	Period Ended
	January 31, 2010	January 31, 2009 (1)
Net asset value,
beginning of year	$ 7.71	$ 10.00

Income (loss) from investment operations:
Net investment income (2)	0.09	0.14
Net realized and unrealized
gain (loss) on investments	3.45	(2.43)
Total from investment operations	3.54	(2.29)

Less distributions from:
Net investment income	(0.09)	-
Net realized gains	(0.50)	-
Total from distributions	(0.59)	-

Net asset value, end of year	$ 10.66	$ 7.71

Total return	45.89%	(22.90%)	(3)

Net assets, end of year (000s)	$ 237	$ 38

Ratio of gross expenses to average
net assets	84.91%	456.60%	(4)
Ratio of net expenses to average
net assets	1.35%	1.35%	(4)
Ratio of net investment income
to average net assets	0.84%	1.70%	(4)

Portfolio Turnover Rate	122%	80%	(3)

(1) The Gratio Values Fund commenced operations on February 25, 2008.
(2)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.
(3) Not annualized.
(4) Annualized

See accompanying notes to financial statements.

Gratio Values Fund

NOTES TO FINANCIAL STATEMENTS

January 31, 2010

1.

ORGANIZATION

The Gratio Values Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Fund seeks to provide long-term capital appreciation.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.  In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Fund’s Board of Trustees (the “Board”), pursuant to the procedures (the “Procedures”) approved by the Board.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.   Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Gratio Values Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2010

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of January 31, 2010 for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$ 213,415	-	-	$ 213,415
Short Term Investments	31,268	-	-	31,268
Total	$ 244,683	-	-	$ 244,683

The Fund did not hold any Level 3 securities during the period.

*Refer to the Portfolio of Investments for industry classifications.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

Gratio Values Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2010

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in real estate investment trusts (“REITS”) are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the calendar year.  Estimates are based on the most recent REIT distribution information available.  Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.  The accounting records are maintained in U.S. dollars.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually.  The Fund records dividends and distributions to its shareholders on ex-dividend date.  Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.  See Note 5 for reclassifications made in the current year.

Federal income tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management reviewed the tax positions in the open tax year of 2009 and during the year ended January 31, 2010 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years.  The Fund identifies its major tax jurisdiction as U.S. Federal and Nebraska State.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

Gratio Values Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2010

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.  INVESTMENT TRANSACTIONS

For the year ended January 31, 2010, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $289,646 and $142,889, respectively.

4.  INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are supervised under the direction of the Board, which is responsible for the overall management of the Fund. Sherwood Advisors, LLC (D.B.A. Gratio Capital) serves as the Fund’s Investment Advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Gratio Values Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2010

Pursuant to an Advisory Agreement with the Fund, the Advisor, under the supervision of the Board, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.15% of the Fund’s average daily net assets.  For the year ended January 31, 2010, the Fund incurred $1,806 of advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until May 31, 2010, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses, such as litigation) do not exceed 1.35% per annum of the Fund’s average daily net assets.  For the year ended January 31, 2010, the Advisor waived fees or reimbursed expenses totaling $132,068.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses are subsequently less than 1.35% of average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.35% of average daily net assets. If Fund Operating Expenses subsequently exceed 1.35% per annum of the Fund's average daily net assets, respectively, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement).  The following table shows the remaining waivers subject to recapture by the Advisor:

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor.  For the year ended January 31, 2010, the Fund paid $393 in distribution fees.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares and is an affiliate of GFS.

Gratio Values Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2010

The Fund pays each Trustee who is not affiliated with the Trust or Advisor a pro rata share of the total fee of $10,000 per quarter as well as reimbursement for any reasonable expenses incurred when attending meetings. The Fund pays the chairperson of the Audit committee an additional $2,000 per quarter.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements, GFS is compensated for providing administration, fund accounting, transfer agency and custody administration services to the Fund as follows:

Administration.  The Fund pays GFS an asset-based fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund is subject to a minimum annual fee. The Fund also pays GFS for any out-of-pocket expenses.    Fees are billed monthly as follows:

The greater of:

A minimum annual fee of $40,000 or

10 basis points or 0.10% per annum on the first $100 million in net assets

8 basis points or 0.08% per annum on the next $150 million in net assets

6 basis points or 0.06% per annum on net assets greater than $250 million

Fund Accounting.  Total charges for Fund Accounting services include asset-based fees and out-of-pocket expenses. Fees are calculated based upon the average net assets of the Fund for the previous month. The Fund pays GFS a base annual fee of $24,000, billed monthly, plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

2 basis points or 0.02% on net assets of $25 million to $100 million

1 basis point or 0.01% on net assets greater than $100 million

Transfer Agency.  For the services rendered by GFS in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges.   The fees are billed monthly as follows:

The greater of the annual minimum or per account charges.  The annual minimum is $15,000 per class and the per account charge is $14.00 for open accounts and $2.00 for closed accounts.

Gratio Values Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2010

Custody Administration. Pursuant to the terms of the Fund’s Custody Administration Agreement with GFS (the “Custody Administration Agreement”), the Fund pays an asset-based fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement.  GFS’s fees collected for the year ended January 31, 2010, were $860. The Custody fees listed in the Statement of Operations include the fees paid to GFS pursuant to the Custody Administration Agreement.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses. For the year ended January 31, 2010, the Fund incurred expenses of $11,295 for compliance services pursuant to the Trust’s Agreement with NLCS.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee. For the year ended January 31, 2010, GemCom collected amounts totaling $3,078 for EDGAR and printing services performed.

5. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following periods were as follows:

As of January 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and return of capital adjustments.  The difference between

Gratio Values Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2010

book basis and tax basis undistributed net investment income is attributable to the tax treatment of net short-term capital gains and return of capital adjustments.

Permanent book and tax differences, attributable to ordinary income distributions and return of capital adjustments from sales, resulted in reclassification for the year ended January 31, 2010 as follows: a decrease in accumulated net investment income of $16 and an increase in accumulated net realized gain from investments of $16.

6. SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Gratio Values Fund

(Northern Lights Fund Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Gratio Values Fund (the “Fund”), a series of the Northern Lights Fund Trust, as of January 31, 2010, and the related statements of operations for the year then ended and the changes in net assets and the financial highlights for each of the two periods in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of January 31, 2010, by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Gratio Values Fund as of January 31, 2010, the results of its operations for the year then ended and the changes in net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

March 31, 2010

Gratio Values Fund

EXPENSE EXAMPLES

January 31, 2010 (Unaudited)

As a shareholder of the Gratio Values Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges (CDSCs) and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Gratio Values Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2009 through January 31, 2010.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Gratio Values Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 8/1/09	Ending Account Value 1/31/10	Expenses Paid During Period 8/1/09 – 1/31/10*
Actual	$1,000.00	$1,088.90	$7.11
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.87

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio 1.35%, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Renewal of Advisory Agreement – Gratio Values Fund

In connection with a regular meeting held on December 14, 2009 (the “Meeting”), the Board, including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), considered the renewal of an investment advisory agreement (the “Agreement”) between Sherwood Advisors, LLC (“Adviser”) and the Trust, on behalf of the Gratio Values Fund (the “Fund”).  In considering the Agreement, the Board received materials specifically relating to the Agreement from the Adviser.  These materials included: (a) information on the investment performance of the Adviser, a peer group of funds and appropriate indices with respect to the Fund; (b) arrangements in respect of the distribution of the Fund’s shares; and (c) the resources available with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions.  Additional information was furnished by the Adviser including information on (a) the overall organization of the Adviser, (b) investment management staffing, and (c) the financial condition of the Adviser.

In its consideration of the renewal of the Agreement for the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its renewal of the Agreement included the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of the Adviser’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel.  The Board then reviewed the Adviser’s financial statements and concluded that the Adviser is sufficiently well capitalized to meet its obligations to the Fund. The Trustees concluded that the Adviser has the ability to provide a level of service consistent with the Board's expectations.

Performance.  The Board, including the Independent Trustees, considered the nature and extent of the Adviser’s past performance, as well as other factors relating to its track record.  The Trustees discussed the relative outperformance of the Adviser since the Fund’s inception as compared to its benchmark. The Board concluded that the Adviser’s past performance was acceptable.

  Fees and Expenses.  The Board noted that the Adviser charges a 1.15% annual advisory fee based on the average net assets of the Fund.  The Board then discussed the comparison of management fees and total operations expense data and reviewed the Fund’s advisory fees and overall expenses compared to a peer group of similarly managed funds.  The Trustees then discussed the management strategy of the Fund and the overall duties of the Adviser.  The Board, including the Independent Trustees considered the expense ratio for the Fund, and expense ratios of a peer group of funds. The Trustees concluded that the Fund’s advisory fee and expense ratio were acceptable in light of the quality of the services the Fund currently receives from the Adviser, and the level of fees paid by the funds in the peer group.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the current size of the Fund, economies of scale was not a relevant consideration.

Profitability.  The Board, including the Independent Trustees, considered the profits realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  It also considered the profits realized by the Adviser from other activities related to the Fund.  The Trustees concluded that the Adviser’s level of profitability from its relationship to Fund is not excessive.

Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that renewal of the Agreement is in the best interests of the Trust and the Fund’s shareholders, and unanimously renewed the Agreement.

Gratio Values Fund

TRUSTEES AND OFFICERS (Unaudited)

January 31, 2010

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The term of office of each Trustee listed below will continue indefinitely. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees
Name (Age) Address Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*
L. Merill Bryan ** (65) Trustee since 2005 Retired. Formerly, Senior Vice President and Chief Information Officer of Union Pacific Corporation (a railroad company) (1966-2005) Other Directorships: AdvisorOne Funds (10 portfolios)	48
Anthony J. Hertl (59) Trustee since 2005 Consultant to small and emerging businesses (since 2000). Other Directorships: AdvisorOne Funds (10 portfolios); Satuit Capital Management Trust; The Z-Seven Fund, Inc. and Greenwich Advisors Trust	48
Gary W. Lanzen (55) Trustee since 2005 Chief Investment Officer (since 2006); President, Orizon Investment Counsel, LLC (2000-2006); Partner, Orizon Group, Inc. (a financial services company) (since 2000). Other Directorships: AdvisorOne Funds (10 portfolios)	48
Mark H. Taylor (45) Trustee since 2007 Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); Professor, John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008). Other Directorships: Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)	48
Interested Trustees and Officers
Michael Miola*** (57) Trustee since 2005 Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003). Other Directorships: AdvisorOne Funds (10 portfolios); Constellation Trust Co.	48

Gratio Values Fund

TRUSTEES AND OFFICERS (Unaudited) (Continued)

January 31, 2010

Interested Trustees and Officers (Continued)
Name (Age) Address Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*

Andrew Rogers (40)

450 Wireless Blvd.; Hauppauge, NY  11788

President since 2006

President and Manager, Gemini Fund Services, LLC (since 2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); Manager (since 2006) and President (since 2004), GemCom LLC.

Other Directorships: N/A

N/A

Emile R. Molineaux (47)

450 Wireless Blvd.; Hauppauge, NY  11788

Secretary since 2005

General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC;  (since 2003); In-house Counsel, The Dreyfus Funds (1999 – 2003).

Other Directorships: N/A

N/A

Kevin E. Wolf (40)

450 Wireless Blvd.; Hauppauge, NY  11788

Treasurer since 2006

Executive Vice President and Director of Fund Administration, Gemini Fund Services, LLC (since 2008); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2008); Vice-President, GemCom, LLC (since 2004).

Other Directorships: N/A

N/A

Lynn Bowley (51)

Chief Compliance Officer since 2007

Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).

Other Directorships: N/A

N/A

* The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

** From December 2006 through April 2007, L. Merill Bryan, an Independent Trustee of the Trust, invested

$143,080 in a limited liability company (the "LLC").  This investment is required to be disclosed because one of the other members of the LLC is under common control with the Fund’s distributor.  As of May 2007,

Mr. Bryan is no longer a member of the LLC.

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-254-7284.

NOTICE OF PRIVACY POLICY & PRACTICES

Your privacy is important to us.  The Portfolios are committed to maintaining the confidentiality, integrity, and security of your personal information.  When you provide personal information, the Portfolios believe that you should be aware of policies to protect the confidentiality of that information.

The Portfolios collects the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Portfolios do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, the Portfolios are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, the Portfolios restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Portfolios maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Portfolios through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with non-affiliated third parties.

The Privacy Policy is not part of this shareholder report

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-254-7284 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-254-7284.

INVESTMENT ADVISOR

Sherwood Advisors, LLC (D.B.A. Gratio Capital)

155 Water St.

Brooklyn, New York 11201

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

LEGAL COUNSEL

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2010 - $12,500

2009 - $12,000

(b)

Audit-Related Fees

2010 – None

2009 – None

(c)

Tax Fees

2010- $2,000

2009- $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2010 - None

2009 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2010

Audit-Related Fees:

0.00%

Tax Fees:

0.00%

All Other Fees:

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2010 - $2,000

2009 - $2,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

4/7/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

4/7/10

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

4/7/10